Exhibit 99

Segment Information for three months ended March 31, 2014 and 2013

	Three Months Ended
	March 31,
	2014	2013
Net Sales
Aerospace	$2,858	$2,911
Automation and Control Solutions	3,362	3,079
Performance Materials and Technologies	2,466	2,424
Transportation Systems	993	914
Total	$9,679	$9,328

Segment Profit
Aerospace	$549	$551
Automation and Control Solutions	471	423
Performance Materials and Technologies	473	474
Transportation Systems	154	111
Corporate	(51)	(51)
Total segment profit	$1,596	$1,508
1

	Three Months Ended
	March 31,
	2014	2013	% Change
Aerospace Sales
Commercial:
Original Equipment
Air transport and regional	$440	$451	(2)%
Business and general aviation	244	229	7%
Aftermarket
Air transport and regional	717	700	2%
Business and general aviation	365	339	8%
Defense and Space	1,092	1,192	(8)%
Total Aerospace Sales	2,858	2,911

Automation and Control Solutions Sales
Energy Safety & Security	2,301	2,003	15%
Building Solutions & Distribution	1,061	1,076	(1)%
Total Automation and Control Solutions Sales	3,362	3,079

Performance Materials and Technologies
UOP	846	775	9%
Process Solutions	712	707	1%
Advanced Materials	908	942	(4)%
Total Performance Materials and Technologies Sales	2,466	2,424

Transportation Systems Sales
Transportation Systems	993	914	9%
Total Transportation Systems Sales	993	914
Net Sales	$9,679	$9,328

Automation and Control Solutions

	Three Months Ended
	March 31,
	2014	2013	% Change
Net sales	$3,362	$3,079	9%
Cost of products and services sold	2,188	2,033
Selling, general and administrative expenses	637	560
Other	66	63
Segment profit	$471	$423	11%

	2014 vs. 2013
	Three Months Ended
	March 31,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	1%	6%
Acquisitions and divestitures, net	8%	5%
Total % Change	9%	11%
2

Performance Materials and Technologies

	Three Months Ended
	March 31,
	2014	2013	% Change
Net sales	$2,466	$2,424	2%
Cost of products and services sold	1,706	1,674
Selling, general and administrative expenses	254	243
Other	33	33
Segment profit	$473	$474	—

	2014 vs. 2013
	Three Months Ended
	March 31,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	2%	—
Total % Change	2%	—
3

Segment Information for the three months ended March 31, 2013 and 2012

	Three Months Ended
	March 31,
	2013	2012
Net Sales
Aerospace	$2,911	$2,950
Automation and Control Solutions	3,079	3,066
Performance Materials and Technologies	2,424	2,337
Transportation Systems	914	954
Total	$9,328	$9,307

Segment Profit
Aerospace	$551	$534
Automation and Control Solutions	423	401
Performance Materials and Technologies	474	409
Transportation Systems	111	120
Corporate	(51)	(49)
Total Segment Profit	$1,508	$1,415

	Three Months Ended
	March 31,
	2013	2012	% Change
Aerospace Sales
Commercial:
Original equipment
Air transport and regional	$451	$415	9%
Business and general aviation	229	256	(11)%
Aftermarket
Air transport and regional	700	728	(4)%
Business and general aviation	339	347	(2)%
Defense and Space	1,192	1,204	(1)%
Total Aerospace Sales	2,911	2,950

Automation and Control Solutions Sales
Energy Safety & Security	2,003	1,972	2%
Building Solutions & Distribution	1,076	1,094	(2)%
Total Automation and Control Solutions Sales	3,079	3,066

Performance Materials and Technologies Sales
UOP	775	579	34%
Process Solutions	707	722	(2)%
Advanced Materials	942	1,036	(9)%
Total Performance Materials and Technologies Sales	2,424	2,337

Transportation Systems Sales
Transportation Systems	914	954	(4)%
Total Transportation Systems Sales	914	954
Net Sales	$9,328	$9,307
4

Automation and Control Solutions

	Three Months Ended
	March 31,
	2013	2012	% Change
Net sales	$3,079	$3,066	—
Cost of products and services sold	2,033	2,029
Selling, general and administrative expenses	560	574
Other	63	62
Segment profit	$423	$401	5%

Performance Materials and Technologies

	Three Months Ended
	March 31,
	2013	2012	% Change
Net sales	$2,424	$2,337	4%
Cost of products and services sold	1,674	1,663
Selling, general and administrative expenses	243	237
Other	33	28
Segment profit	$474	$409	16%
5

Segment Information for the three and six months ended June 30, 2013 and 2012

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net Sales
Aerospace	$2,997	$3,027	$5,908	$5,977
Automation and Control Solutions	3,270	3,194	6,349	6,260
Performance Materials and Technologies	2,479	2,314	4,903	4,651
Transportation Systems	947	900	1,861	1,854
Total	$9,693	$9,435	$19,021	$18,742

Segment Profit
Aerospace	$583	$562	$1,134	$1,096
Automation and Control Solutions	467	436	890	837
Performance Materials and Technologies	438	439	912	848
Transportation Systems	126	114	237	234
Corporate	(55)	(58)	(106)	(107)
Total segment profit	$1,559	$1,493	$3,067	$2,908

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	% Change	2013	2012	% Change
Aerospace Sales
Commercial:
Original Equipment
Air transport and regional	$430	$407	6%	$881	$822	7%
Business and general aviation	264	236	12%	493	492	—
Aftermarket
Air transport and regional	736	725	2%	1,436	1,453	(1)%
Business and general aviation	374	356	5%	713	703	1%
Defense and Space	1,193	1,303	(8)%	2,385	2,507	(5)%
Total Aerospace Sales	2,997	3,027		5,908	5,977

Automation and Control Solutions Sales
Energy Safety & Security	2,081	2,022	3%	4,084	3,994	2%
Building Solutions & Distribution	1,189	1,172	1%	2,265	2,266	—
Total Automation and Control Solutions Sales	3,270	3,194		6,349	6,260

Performance Materials and Technologies
UOP	707	508	39%	1,482	1,087	36%
Process Solutions	795	768	4%	1,502	1,490	1%
Advanced Materials	977	1,038	(6)%	1,919	2,074	(7)%
Total Performance Materials and Technologies Sales	2,479	2,314		4,903	4,651

Transportation Systems Sales
Transportation Systems	947	900	5%	1,861	1,854	—
Total Transportation Systems Sales	947	900		1,861	1,854
Net Sales	$9,693	$9,435		$19,021	$18,742
6

Automation and Control Solutions

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	% Change	2013	2012	% Change
Net sales	$3,270	$3,194	2%	$6,349	$6,260	1%
Cost of products and services sold	2,161	2,157		4,194	4,186
Selling, general and administrative expenses	580	542		1,140	1,116
Other	62	59		125	121
Segment profit	$467	$436	7%	$890	$837	6%

Performance Materials and Technologies

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	% Change	2013	2012	% Change
Net sales	$2,479	$2,314	7%	$4,903	$4,651	5%
Cost of products and services sold	1,751	1,614		3,425	3,277
Selling, general and administrative expenses	258	232		501	469
Other	32	29		65	57
Segment profit	$438	$439	—	$912	$848	8%
7

Segment Information for the three and nine months ended September 30, 2013 and 2012

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net Sales
Aerospace	$2,973	$3,043	$8,881	$9,020
Automation and Control Solutions	3,375	3,197	9,724	9,457
Performance Materials and Technologies	2,383	2,239	7,286	6,890
Transportation Systems	916	863	2,777	2,717
Total	$9,647	$9,342	$28,668	$28,084

Segment Profit
Aerospace	$602	$582	$1,736	$1,678
Automation and Control Solutions	523	478	1,413	1,315
Performance Materials and Technologies	413	368	1,325	1,216
Transportation Systems	128	104	365	338
Corporate	(51)	(57)	(157)	(164)
Total segment profit	$1,615	$1,475	$4,682	$4,383

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Change	2013	2012	% Change
Aerospace Sales
Commercial:
Original Equipment
Air transport and regional	$415	$412	1%	$1,296	$1,234	5%
Business and general aviation	257	240	7%	750	732	2%
Aftermarket
Air transport and regional	754	742	2%	2,190	2,195	—
Business and general aviation	393	355	11%	1,106	1,058	5%
Defense and Space	1,154	1,294	(11)%	3,539	3,801	(7)%
Total Aerospace Sales	2,973	3,043		8,881	9,020

Automation and Control Solutions Sales
Energy Safety & Security	2,174	2,004	9%	6,258	5,998	5%
Building Solutions & Distribution	1,201	1,193	1%	3,466	3,459	1%
Total Automation and Control Solutions Sales	3,375	3,197		9,724	9,457

Performance Materials and Technologies
UOP	704	542	30%	2,186	1,629	34%
Process Solutions	754	761	(1)%	2,256	2,251	—
Advanced Materials	925	936	(1)%	2,844	3,010	(6)%
Total Performance Materials and Technologies Sales	2,383	2,239		7,286	6,890

Transportation Systems Sales
Transportation Systems	916	863	6%	2,777	2,717	2%
Total Transportation Systems Sales	916	863		2,777	2,717
Net Sales	$9,647	$9,342		$28,668	$28,084
8

Automation and Control Solutions

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Change	2013	2012	% Change
Net sales	$3,375	$3,197	6%	$9,724	$9,457	3%
Cost of products and services sold	2,228	2,117		6,422	6,303
Selling, general and administrative expenses	560	540		1,700	1,656
Other	64	62		189	183
Segment profit	$523	$478	9%	$1,413	$1,315	7%

Performance Materials and Technologies

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2013	2012	% Change	2013	2012	% Change
Net sales	$2,383	$2,239	6%	$7,286	$6,890	6%
Cost of products and services sold	1,686	1,593		5,111	4,870
Selling, general and administrative expenses	251	247		752	716
Other	33	31		98	88
Segment profit	$413	$368	12%	$1,325	$1,216	9%
9

Segment Information for the years ended December 31, 2013 and 2012

	2013	2012
Net Sales
Aerospace	$11,980	$12,040
Automation and Control Solutions	13,465	12,787
Performance Materials and Technologies	9,855	9,277
Transportation Systems	3,755	3,561
Total	$39,055	$37,665

Segment Profit
Aerospace	$2,372	$2,279
Automation and Control Solutions	1,983	1,836
Performance Materials and Technologies	1,725	1,550
Transportation Systems	498	432
Corporate	(227)	(218)
Total segment profit	$6,351	$5,879

	2013	2012	% Change
Aerospace Sales
Commercial:
Original Equipment
Air transport and regional	$1,716	$1,601	7%
Business and general aviation	935	967	(3)%
Aftermarket
Air transport and regional	2,960	2,947	—
Business and general aviation	1,499	1,417	6%
Defense and Space	4,870	5,108	(5)%
Total Aerospace Sales	11,980	12,040

Automation and Control Solutions Sales
Energy Safety & Security	8,756	8,123	8%
Building Solutions & Distribution	4,709	4,664	1%
Total Automation and Control Solutions Sales	13,465	12,787

Performance Materials and Technologies Sales
UOP	2,962	2,253	31%
Process Solutions	3,091	3,093	—
Advanced Materials	3,802	3,931	(3)%
Total Performance Materials and Technologies Sales	9,855	9,277

Transportation Systems Sales
Turbo Technologies	3,755	3,561	5%
Total Transportation Systems Sales	3,755	3,561

Net Sales	$39,055	$37,665
10

Automation and Control Solutions

	2013	2012	% Change
Net sales	$13,465	$12,787	5%
Cost of products and services sold	8,872	8,511
Selling, general and administrative expenses	2,358	2,197
Other	252	243
Segment profit	$1,983	$1,836	8%

	2013 vs. 2012
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	3%	7%
Acquisitions and divestitures, net	2%	1%
Total % Change	5%	8%

Performance Materials and Technologies

	2013	2012	% Change
Net sales	$9,855	$9,277	6%
Cost of products and services sold	6,974	6,627
Selling, general and administrative expenses	1,025	979
Other	131	121
Segment profit	$1,725	$1,550	11%

	2013 vs. 2012
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	1%	6%
Acquisitions and divestitures, net	5%	5%
Total % Change	6%	11%
11